The Preferred Group of Mutual Funds Prospectus Supplement dated August 26, 1999, to Prospectus dated November 1, 1998, as revised May 3, 1999.


The Preferred Small Cap Fund
David Bomberger, CFA and President of Caterpillar Investment Management Ltd. ("CIML"), has assumed primary responsibility for the day-to-day management of the Fund's portfolio effective September 1, 1999. Mr. Bomberger has been employed by CIML since June 1999. Mr. Bomberger was employed by Commercial Federal Bank as Vice President, Commercial Mortgages from January 1999 until May 1999. Mr. Bomberger was employed by The Guarantee Life Companies, Inc. as Treasurer and Chief Investment Officer from 1990 to 1998; as Senior Vice President, Finance from 1997 to 1998; and as Senior Vice President, Investments from 1990 to 1997.

The Preferred Short-Term Government Securities Fund
David Bomberger, CFA and President of Caterpillar Investment Management Ltd. ("CIML"), has assumed primary responsibility for the day-to-day management of the Fund's portfolio effective September 1, 1999. Mr. Bomberger has been employed by CIML since June 1999. Mr. Bomberger was employed by Commercial Federal Bank as Vice President, Commercial Mortgages from January 1999 until May 1999. Mr. Bomberger was employed by The Guarantee Life Companies, Inc. as Treasurer and Chief Investment Officer from 1990 to 1998; as Senior Vice President, Finance from 1997 to 1998; and as Senior Vice President, Investments from 1990 to 1997.

1-800-662-GROW
P.O. Box 8320
Boston, MA 02266-8320
Distributed by Caterpillar Securities Inc.